2Q22 EARNINGS PRESENTATION AUGUST 2, 2022

2 SAFE HARBOR This Presentation (or otherwise made by JetBlue or on JetBlue’s behalf) contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the coronavirus (“COVID-19”) pandemic including new and existing variants, and the outbreak of any other disease or similar public health threat that affects travel demand or behavior; restrictions on our business related to the financing we accepted under various federal government support programs such as the Coronavirus Aid, Relief, and Economic Security Act, the Consolidated Appropriations Act, and the American Rescue Plan Act; our significant fixed obligations and substantial indebtedness; risk associated with execution of our strategic operating plans in the near-term and long-term; the recording of a material impairment loss of tangible or intangible assets; our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers, including for aircraft, aircraft engines and parts and vulnerability to delays by those suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; the outcome of the lawsuit filed by the Department of Justice and certain state Attorneys General against us related to our Northeast Alliance entered into with American Airlines, our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation, including new or increased tariffs; changes in our industry due to other airlines’ financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; adverse weather conditions or natural disasters; external geopolitical events and conditions; the occurrence of any event, change or other circumstances that could give rise to the right of JetBlue or Spirit Airlines, Inc. (“Spirit”) or both of them to terminate the merger agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise and the potential financial consequences thereof; failure to satisfy other closing conditions to the proposed transactions with Spirit; failure of the parties to consummate the proposed transaction; JetBlue’s ability to finance the proposed transaction with Spirit and the indebtedness JetBlue expects to incur in connection with the proposed transaction; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit’s operations with those of JetBlue; the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the proposed transaction with Spirit; failure to realize anticipated benefits of the combined operations; demand for the combined company’s services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements’ attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction with Spirit; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction with Spirit; and ongoing and increase in costs related to IT network security. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Any outlook or forecasts in this document have been prepared without taking into account or consideration the proposed transaction with Spirit. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed in this Presentation, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue’s and filings with the Securities and Exchange Commission, or SEC, including but not limited to, JetBlue’s 2021 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this Presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. This Presentation also includes certain “non-GAAP financial measures” as defined under the Exchange Act and in accordance with Regulation G. We have included reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and provided in accordance with U.S. GAAP within this Presentation.

3 Additional Information and Where to Find It On July 28, 2022, JetBlue entered into a merger agreement with Spirit and Sundown Acquisition Corp. A meeting of the stockholders of Spirit will be announced as promptly as practicable to seek stockholder approval in connection with the proposed transaction. Spirit expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Spirit and will contain important information about the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE, INCLUDING ALL PROXY MATERIALS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement (if and when available) will be mailed to stockholders of Spirit. Investors and stockholders may obtain a free copy of any proxy statement (when available) and other documents filed by JetBlue and Spirit at the SEC’s web site at https://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of any proxy statement (when available) and other documents filed by JetBlue and Spirit with the SEC on JetBlue’s Investor Relations website at http://investor.jetblue.com and on Spirit’s Investor Relations website at https://ir.spirit.com. Participants in the Solicitation This presentation is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. JetBlue and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Spirit common stock. Information regarding JetBlue’s directors and executive officers is contained in JetBlue’s Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the SEC on April 7, 2022, and in JetBlue’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 22, 2022. Information regarding Spirit’s directors and executive officers is contained in Spirit’s Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the SEC on March 30, 2022. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available. These documents can be obtained free of charge as described in the preceding paragraph. No Offer or Solicitation This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. IMPORTANT INFORMATION FOR INVESTORS

4 2Q 2022 EARNINGS UPDATE ROBIN HAYES CHIEF EXECUTIVE OFFICER

5 Will Provide Significant Value for JetBlue and Spirit Shareholders Exhibits Strong Strategic Rationale Will Create a Compelling National Low-fare Challenger Will Accelerate Existing Growth Plan while Complementing JetBlue’s Northeast Alliance (NEA) Strategy Will Significantly Enhance JetBlue’s Long-term Financial Returns 5 CREATING LONG-TERM VALUE FOR ALL STAKEHOLDERS

6 RETURNING TO SUSTAINED PROFITABILITY FY 2022 OUTLOOK (1) Refer to reconciliations of non-GAAP financial measures in Appendices A & B (2) Liquidity defined as unrestricted cash, cash equivalents, short-term investments and long-term marketable securities (3) As of June 30, 2022 • GAAP loss per share of ($0.58); non-GAAP loss per share of ($0.47) (1) • Adjusted pre-tax loss of ($102M) (1) • Adjusted pre-tax profit in June of $9M • Revenue up 16.1% Yo3Y; CASM up 34.7% Yo3Y (GAAP); CASM ex-Fuel up 14.5% Yo3Y (non-GAAP) (1) 2Q 2022 EARNINGS • Capacity between (3%) – 0% vs 3Q 2019 • RASM up between 19% – 23% vs 3Q 2019 • CASM ex-Fuel up between 15% – 17% vs 3Q 2019 (1) 2Q 2021 PLANNING ASSUMPTIONS* • Capacity up between 0% – 3% vs 2019 • CASM ex-Fuel up between 11% – 14% vs 2019 • Return to profitability in 2H 2022 3Q 2022 OUTLOOK • In 2Q22, paid down approximately $106M of debt • $2.6B of liquidity (2) (3), equal to 32% of 2019 revenue • Adjusted Debt to Cap ratio at 54% (1) (3) 2Q 2022 BALANCE SHEET

ENHANCING LONG-TERM EARNINGS POWER


Revenue

- Strengthening relevance, boosting competition, and growing our two largest focus cities – New York and Boston – through the Northeast Alliance (NEA)
- Broad product portfolio offers unique customer value proposition
- Loyalty program growing double digits and contributing record cash flow, with spend at all-time high
- Scaling our JetBlue Travel Products subsidiary and on track to deliver $100M in EBIT in 2022


Cost

- Setting new foundation for optimal long-term cost structure by targeting operational and planning efficiencies
- Further accelerating fleet modernization efforts for margin-accretive growth with earlier retirement of E190 fleet
- New structural cost program combined with accelerated E190 retirements to drive ~$250M of cost savings through 2024, supporting flattish CASM-ex trajectory

Strategic initiatives to structurally improve our profitability

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8 COMMERCIAL UPDATE & OUTLOOK JOANNA GERAGHTY PRESIDENT & CHIEF OPERATING OFFICER

DELIVERING ON OUR OPERATIONAL PLAN


ASM GROWTH VERSUS 2019
Flown
Estimate
2.3%
(3%) – 0%
0% – 3%
2Q22
3Q22*
FY22*

- Clear returns from summer operational investments
  - Significant investments to reliably deliver for customers and crewmembers
  - May and June completion factor of >98%, compared to 90% in first three weeks of April
  - Working collaboratively with FAA and industry partners to ensure operational reliability for flying public
- Building out our network relevance
  - Growing New York and Boston through the NEA, with industry-leading network depth and breadth
  - JetBlue and American Airlines have added over 50 new routes and increased frequencies on another 130
  - Continuing our international expansion with launch of service to Vancouver, Canada and plans for five daily frequencies between the Northeast and London this fall

*Denotes guidance

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GENERATING RECORD UNIT REVENUE GROWTH


RASM GROWTH VERSUS 2019
Actual
Estimate
19% – 23%
13.5%
(6.9%)
1Q22
2Q22
3Q22*

- Capitalizing on robust leisure demand environment
  - Second quarter revenue came in above the high-end of initial guidance due to robust demand across network
  - Ancillary revenue per customer grew ~65% in the second quarter to over $50 per customer
  - Contracted business bookings improved 10 points sequentially as we move closer to pre-pandemic levels
- Expecting record unit revenue growth in 3Q
  - Strong demand combined with tight supply backdrop helping to offset high fuel prices
  - Seeing strong leisure demand trends continue into September
  - Leveraging NEA to capture greater share of corporate travel wallet as business travel continues to recover

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*Denotes guidance

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1 1 FINANCIAL UPDATE & OUTLOOK URSULA HURLEY CHIEF FINANCIAL OFFICER

1 2 SUMMARY FINANCIALS 2Q 2022 US$ Millions 2Q 2022 2Q 2019 Change vs ‘19 Revenue 2,445 2,105 16% Operating Expenses 2,558 1,855 38% Adjusted Operating Expenses (1) 2,514 1,853 36% Adjusted Pre-Tax Income (Loss) (1) (102) 238 NM Earnings / (Loss) per Diluted Share (0.58) 0.59 NM Adjusted Earnings / (Loss) per Share(1) (0.47) 0.60 NM (1) Refer to reconciliations of non-GAAP financial measures in Appendix A

1 3 2.3% 14.5% 34.7% ASM CASM ex-Fuel CASM CASM EX-FUEL VERSUS 2019 COST INITIATIVES Actual 2Q22 Estimate 3Q22* • Investing to operate reliably; expect productivity improvements into 2023 − 2Q22 CASM ex-Fuel better versus guidance, with slight benefit from better-than-expected completion factor − 3Q22 CASM ex-Fuel reflects a sequential step- down in capacity, timing of maintenance events, and continued operational investments − Expect improved productivity levels in 4Q22 and into 2023 as utilization recovers and we drive a more optimal staffing level KEEPING A DILIGENT FOCUS ON COSTS (3%) – 0% *Denotes guidance (1) Operating expenses excluding special items; refer to reconciliations of non-GAAP financial measures in Appendix A (1) 15% – 17% CASM

1 4 SETTING A NEW FOUNDATION FOR LONG-TERM COSTS Network Efficiency Crew Planning End-of-Life Maintenance Optimization Maximizing Asset Productivity Accelerated E190 Transition to A220s Total cost reduction opportunity of ~$250M through 2024, supporting a flattish multi-year CASM ex-Fuel trajectory Cumulative Cost Savings ~$45M ~$75M 2023 2024 E190 Savings Structural Cost $150M – $200M ~$250M ~$115M Run-rate cost savings $40M - $50M $35M - $50M $45M - $60M $75M Savings $60M – $80M $30M - $40M

1 5 MAINTAINING RELATIVE BALANCE SHEET STRENGTH LEVERAGE Source: Management projections, historical financials, consensus estimates. Note: 2022E industry median excludes JetBlue and is based on consensus estimates as of July 19, 2022. Post-transaction net leverage is based on management projections for 2023E Adjusted Net Debt to 2023E EBITDAR and use leveragable EBITDAR where there is 50% synergy credit given to post-transaction figure and 100% synergy credit given to run-rate synergy capture figure. Leverage metric references adjusted net debt to EBITDAR, which is a non-GAAP metric. Refer to reconciliations of non-GAAP financial measures in Appendix B. Adjusted Net Debt to EBITDAR (1) • Paid down $106M in debt and funded $205M in CAPEX in 2Q22 • No significant near-term debt maturities; vast majority of pro-forma debt maturing beyond 2026 • Financing for Spirit acquisition expected to drive approximately $80M in financing costs (classified as interest expense) over 20 months 0.6x 0.8x 0.8x 5.5x 2017 2018 2019 2022E Post-transaction 2022E Industry Median 3.0x – 3.5x (2) (3) 3.5x – 4.0x

1 6 SUMMARY OF 3Q 2022 GUIDANCE METRIC Guidance Available Seat Miles (ASMs) (3%) – 0% Yo3 RASM 19% – 23% Yo3 CASM ex-Fuel 15% – 17% Yo3 Operating Expenses Related to Other Non-Airline Businesses ~$14 million Estimated Fuel Price per Gallon $3.68 Tax Rate ~37% Capital Expenditures ~$350 million Note: Fuel price based on forward curve as of July 22, 2022

1 7 QUESTIONS?

1 8 2Q 2022 FINANCIAL RESULTS US$ Millions 2Q 2022 2Q 2019 Change vs ’19 Total operating revenues 2,445 2,105 16% Aircraft fuel and related taxes 910 484 88% Salaries, wages and benefits 695 576 21% Landing fees and other rents 149 121 23% Depreciation and amortization 145 127 14% Aircraft rent 27 25 8% Sales and marketing 78 75 4% Maintenance, materials and repairs 162 168 (4%) Other operating expenses 348 277 26% Special items 44 2 NM Operating Income/(Loss) (113) 250 NM Other Income/(Expense) (38) (14) 171% Income/(Loss) before income taxes (151) 236 NM Income tax expense/(benefit) 37 57 (35%) NET INCOME/(LOSS) (188) 179 NM Pre-Tax Margin (6.2%) 11.2% (17.4) pts Earnings/(Loss) per Diluted Share (GAAP) ($0.58) $0.59 Adj. Pre-Tax Margin* (4.2%) 11.3% (15.5) pts Adj. Earnings/(Loss) per Diluted Share (Non-GAAP)* ($0.47) $0.60 * Refer to reconciliations of non-GAAP financial measures in this Appendix A

1 9 Non-GAAP Financial Measures JetBlue uses non-GAAP financial measures in this presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States, or GAAP. We believe these non-GAAP financial measures provide a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. The information in Appendices A and B provides an explanation of each non-GAAP financial measure and shows a reconciliation of non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. APPENDIX A

Operating expense per available seat mile, excluding fuel and related taxes, other non-airline operating expenses, and special items **("CASM Ex-Fuel")**

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel, which is a non-GAAP financial measure.

For the three and six months ended June 30, 2022, special items include an impairment on our E190 fleet, an ALPA ratification bonus and associated payroll taxes, expenses related to our takeover bid of Spirit airlines, and expenses related to implementation of our flight attendants' collective bargaining agreement.

Special items for the three and six months ended June 30, 2019 include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the implementation of our pilots' collective bargaining agreement.

We believe that CASM ex-fuel is useful for investors because it provides investors the ability to measure financial performance excluding items beyond our control, such as fuel costs, which are subject to many economic and political factors, or not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses. We believe this non-GAAP measure is more indicative of our ability to manage airline costs and is more comparable to measures reported by other major airlines.

With respect to JetBlue's CASM ex-fuel guidance, JetBlue is unable to provide a reconciliation of the non-GAAP financial measure to GAAP because the excluded items have not yet occurred and cannot be reasonably predicted. The reconciling information that is unavailable would include a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors. Accordingly, a reconciliation to CASM is not available without unreasonable effort.

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE PER ASM, EXCLUDING FUEL
($ in millions, per ASM data in cents)
(unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2022		2019		2022		2019	
	$	per ASM	$	per ASM	$	per ASM	$	per ASM
Total operating expenses	$ 2,558	$ 15.59	$ 1,855	$ 11.58	$ 4,661	$ 14.66	$ 3,652	$ 11.60
Less:								
Aircraft fuel and related taxes	910	5.55	484	3.02	1,481	4.66	921	2.93
Other non-airline expenses	14	0.08	12	0.09	29	0.09	23	0.07
Special items	44	0.27	2	0.01	44	0.14	14	0.04
Operating expenses, excluding fuel	$ 1,590	$ 9.69	$ 1,357	$ 8.46	$ 3,107	$ 9.77	$ 2,694	$ 8.56

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Operating expense, (loss) income before taxes, net (loss) income, and (loss) earnings per share, excluding special items and net gain (loss) on investments

Our GAAP results in the applicable periods were impacted by charges that are deemed special items.

For the three and six months ended June 30, 2022, special items include an impairment on our E190 fleet, an ALPA ratification bonus and associated payroll taxes, expenses related to our takeover bid of Spirit airlines, and expenses related to implementation of our flight attendants' collective bargaining agreement.

Special items for the three and six months ended June 30, 2019 include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the implementation of our pilots' collective bargaining agreement.

Mark-to-market and certain gains and losses on our investments were also excluded from our 2022 GAAP results.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE, (LOSS) INCOME BEFORE TAXES, NET (LOSS) INCOME, AND (LOSS) EARNINGS PER SHARE EXCLUDING SPECIAL ITEMS AND NET GAIN (LOSS) ON INVESTMENTS

(in millions, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2022	2019	2022	2019
Total operating revenues	$ 2,445	$ 2,105	$ 4,181	$ 3,977
Total operating expenses	$ 2,558	$ 1,855	$ 4,661	$ 3,652
Less: Special items	44	2	44	14
Total operating expenses excluding special items	$ 2,514	$ 1,853	$ 4,617	$ 3,638
Operating (loss) income	$ (113)	$ 250	$ (480)	$ 325
Add back: Special items	44	2	44	14
Operating (loss) income excluding special items	$ (69)	$ 252	$ (436)	$ 339
Operating margin excluding special items	-2.8%	-12.0%	-10.4%	8.5%
(Loss) income before income taxes	$ (151)	$ 236	$ (549)	$ 294
Add back: Special items	44	2	44	14
Less: Net gain (loss) on investments	(5)	-	(4)	-
(Loss) income before income taxes excluding special items and net gain (loss) on investments	$ (102)	$ 238	$ (501)	$ 308
Pre-tax margin excluding special items and net gain (loss) on investments	-4.2%	11.3%	-12.0%	7.8%
Net (loss) income	$ (188)	$ 179	$ (443)	$ 221
Add back: Special items	44	2	44	14
Less: Income tax (expense) benefit related to special items	12	1	12	3
Less: Net gain (loss) on investments	(5)	-	(4)	-
Less: Income tax (expense) benefit related to net gain (loss) on investments	2	-	1	-
Net (loss) income excluding special items and net gain (loss) on investments	$ (153)	$ 180	$ (408)	$ 232
(Loss) earnings per common share:				
Basic	$ (0.58)	$ 0.60	$ (1.38)	$ 0.73
Add back: Special items, net of tax	0.10	-	0.10	0.03
Less: Net gain (loss) on investments, net of tax	(0.01)	-	(0.01)	-
Basic excluding special items and net gain (loss) on investments	$ (0.47)	$ 0.60	$ (1.27)	$ 0.76
Diluted	$ (0.58)	$ 0.59	$ (1.38)	$ 0.73
Add back: Special items, net of tax	0.10	0.01	0.10	0.03
Less: Net gain (loss) on investments, net of tax	(0.01)	-	(0.01)	-
Diluted excluding special items and net gain (loss) on investments	$ (0.47)	$ 0.60	$ (1.27)	$ 0.76

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2 2 APPENDIX B: CALCULATION OF LEVERAGE RATIOS LOCATION Adjusted debt to capitalization ratio Adjusted debt to capitalization ratio is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. Adjusted capitalization represents total equity plus adjusted debt. June 30, 2022 December 31, 2021 Long-term debt and finance leases 3,394$ 3,651$ Current maturities of long-term debt and finance leases 428 355 Operating lease liabilities - aircraft 233 256 Adjusted debt 4,055$ 4,262$ Long-term debt and finance leases 3,394$ 3,651$ Current maturities of long-term debt and finance leases 428 355 Operating lease liabilities - aircraft 233 256 Stockholders' equity 3,446 3,849 Adjusted capitalization 7,501$ 8,111$ Adjusted debt to capitalization ratio 54% 53% NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO (in millions) (unaudited)

2 3 APPENDIX B: CALCULATION OF LEVERAGE RATIOS LOCATION Adjusted net debt to EBITDAR ratio Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. Trailing 12 months EBITDAR consists of Earnings Before Interest, Taxes, Depreciation, Amortization, and Rents. December 31, 2019 December 31, 2018 December 31, 2017 Long-term debt and finance leases 1,990$ 1,361$ 1,003$ Current maturities of long-term debt and finance leases 344 309 196 Operating lease liabilities - aircraft 183 256 344 Adjusted debt 2,517$ 1,926$ 1,543$ Cash and Cash Equivalents 959$ 474$ 303$ Short term investments 369 413 390 Total Liquidity 1,328$ 887$ 693$ Adjusted net debt 1,189$ 1,039$ 850$ Trailing 12 months operating income (loss) 800$ 266$ 974$ Add back: Depreciation & Amortization 525 469 424 Aircraft rent 99 104 102 Special items 14 435 - 12 months trailing EBITDAR 1,438$ 1,274$ 1,500$ Adjusted net debt to EBITDAR 0.8x 0.8x 0.6x (in millions) (unaudited) ADJUSTED NET DEBT TO EBITDAR NON-GAAP FINANCIAL MEASURE

2 4 Deliveries A220 A321NEO A321NEO LR A320 E190 Total 2022 10 - 3 - - 13 2023 21 6 5 - - 32 Note: Delivery and return schedules as of August 2, 2022. The above represents the current delivery schedule set forth in our Airbus order book. However, we note that due to delays to the Airbus A220 program, our capacity guidance and capital expenditure assumptions assume delivery of a minimum of nine A220 aircraft in 2022. APPENDIX C: CONTRACTUAL ORDER BOOK Returns A220 A321NEO A321NEO LR A320 E190 Total 2023 - - - (4) (6) (10)

2 5 Spirit Acquisition https://lowfaresgreatservice.com Investor Presentations http://blueir.investproductions.com/investor-relations/events-and-presentations/presentations Earnings Releases http://blueir.investproductions.com/investor-relations/financial-information/quarterly-results Annual Reports http://blueir.investproductions.com/investor-relations/financial-information/reports/annual-reports SEC Filings http://blueir.investproductions.com/investor-relations/financial-information/sec-filings Proxy Statements http://blueir.investproductions.com/investor-relations/financial-information/reports/proxy-statements Investor Updates http://blueir.investproductions.com/investor-relations/financial-information/investor-updates ESG Reports* http://blueir.investproductions.com/investor-relations/financial-information/reports/sustainable-accounting-standards-board-reports www.investor.jetblue.com/investor-relations DOCUMENT LOCATION * Environmental, Social, and Governance Reports APPENDIX D: RELEVANT JETBLUE MATERIALS